================================================================================

                                     MARKMAN
                                   MULTIFUNDS


                                              ANNUAL
                                              REPORT

                                              DECEMBER 31, 2002

================================================================================

2002: ANOTHER DISAPPOINTMENT FOR OPTIMISTS

A year ago, as 2002 began, we were reasonably optimistic about the prospects for the market. Stock prices had already come down substantially, particularly in the highflying tech sector. During 2001, the Nasdaq posted a second 30%+ decline, for the first time in history, plummeting over 70% from its March 2000 peak. While we recognized that price declines alone don't signal good value, based on what historic trends for capital investment recessions and some early optimism by corporate leaders who felt the prospects for earnings would improve over the year, we felt comfortable that value had been created. In addition, investor sentiment had turned markedly bearish (an extremely accurate contrarian indicator that regularly is seen at market bottoms.) And--most importantly-- the Federal Reserve had continued easing interest rates, providing what has historically been an excellent leading indicator of positive future moves in the market.

Of course as we headed into 2002 our thoughts, along with everyone else's, were highly influenced by the tragedy of 9/11 and the markets' subsequent sell off and spectacular fourth quarter recovery. We interpreted that fourth quarter rally as representing the cumulative stabilizing and stimulative effects of lowered interest rates, likely increased government and corporate spending to meet the new challenges, and general overall resolve to not let this tragedy bring down our way of life.

We were wrong. The economy, as we now know, was not stabilizing. It was, in reality, continuing to be sluggish, most particularly in the capital spending area, which saw little if any stimulative action. Although the economy continued to grow, it grew largely on the backs of consumers who wisely put additional pressure on producers and suppliers to reduce prices. But those bargains meant slow profit growth and continued loss of jobs.

The optimism which gave us such good performance in the last quarter of 2001 came back to haunt us as the market and economy turned on itself soon after the start of 2002. We were, at the time, aggressively positioned in both stock and bond funds that would benefit from economic growth. The reasoning was that when the recovery came (as we expected in the second half of 2002), the markets would move off the bottom too fast and too suddenly to attempt to react short term from a more cautious stance. Those sectors that would likely move first and fastest were the same sectors that seemed to present the greatest risk. We were correct in that assessment (as was later born out by the bounce off the October low), but were off base about how much more the market had to decline before we saw the final washout.

Thus, after the brief January pop, the market--particularly the Nasdaq-- began a series of slides followed by modest recoveries, culminating in a "selling climax" during the first week of October.

Continued concerns about terrorism, ongoing unfolding of corporate governance scandals, significant overcapacity in key industries such as telecommunications and financial services, were joined by new geo-political concerns in the Middle East and Korean Peninsula. This all combined to cause corporate execs to "hunker down" and focus on reducing costs wherever possible to the detriment of any plans for growth. The embattled consumer held up his and her end of the bargain by spending all their pay increases and then some, but increased pricing pressure from overseas, particularly China, and continued overcapacity in many industries (most noticeably automotive) kept prices down and profits slim.

The net result of all this was that once again our results suffered from the optimism - misplaced, as it now seems - that we brought to the table. Both our stock fund and bond fund selections were based on a "glass half full" scenario. What actually occurred was far worse, and those that looked at the environment with a view of the "glass half empty" did far better.

ONCE MORE INTO THE BREECH: OUTLOOK AND STRATEGY FOR 2003

At the risk of sounding like a broken record, we once again will make the claim that there are a number of macro signs that point to the likelihood of an economic rebound in the coming year. The Federal Reserve's easing policy has brought rates down to historic lows, helping to create a "reliquified" environment that should support growth.

Easy monetary policy by the Fed is now accompanied by easier fiscal policy in Washington. A year ago, the discussion in D.C. centered on how to shrink government, with Democrats and Republicans differing more in the details than the substance. The post 9/11 environment, however, finds us engaged in a discussion of how to allocate the increased government spending they all have agreed is necessary and inevitable. While that increased spending may have negative longer-term consequences, there is little doubt that in the short term, it is a stimulative event.

There are signs that capital spending is picking up, albeit selectively and slowly. The equipment that was purchased in frenzy during 1998 and 1999 and in order to accommodate Y2K concerns (seems a dim memory now!) is now ancient in tech years. We believe that while many corporate IT budgets have been held in abeyance in order to squeeze extra profits out now, much of this equipment has reached and exceeded its useful life and will be replaced with newer, faster, more reliable, less expensive, larger-capacity versions this year and next year.

Despite the demise of the dot-coms, Internet traffic and on-line storage demands continue to grow at 50%+ per year and capacity in these areas has reached its limits. While some segments have serious overcapacity (fiber-optic long lines, for example), other segments have reached their limits. There's evidence that consumers are finally dropping their resistance to new cell phones as features expand and prices drop. While we don't expect another tech explosion, we feel that it's reasonable to expect decent year over year growth in 2003.

Although technology still commands most investors attention, we find that now, after a three-year bear mauling, there are significant growth opportunities in many market segments. More importantly, there are many individual companies that are selling (as is always the case at bear market conclusions) at prices that we feel are tantamount to a license to steal.

With the changes we have made in the Fund at year-end, however, our success does not depend largely on a favorable broad market advance. Now that we are able to, indeed must, invest at least half the portfolio in individual securities, we have the opportunity to pick up those jewels that are left strewn on the beach after the tide of the bear market has gone out.

As the year ended and we made the transition to the Total Return Portfolio, our attentions have been focused on assembling the best group of stocks we can find. We will be making new and significant efforts to keep you informed and up-to-date on our moves. Our Portfolio will be updated regularly at www.markman.com. We urge you to visit regularly to see what's up.

Of course, all our expectations for the market are based on an eventually positive resolution of current global geopolitical concerns. We have been around enough to have long ago come to the conclusion that "headline risk," while it certainly will control the market short term, will always and ultimately play second fiddle to what is actually happening in the economy and individual corporate results. Long term, it is unlikely that our current foreign affairs worries will even slightly impact how much pet food Americans buy, what lab tests our doctors order for us, or how many Spanish speaking Americans listen to radio. In times like this, we believe if we keep our eye on the ball - that being how well each company in our Portfolio is executing its business plan - the Total Return Portfolio will ultimately achieve the kind of positive results you desire.

            Comparison of the Change in Value of a $10,000 Investment in the Markman Total Return Portfolio and the S&P 500 Index

--------------------------------------------------------------------------------
                                [GRAPHIC OMITTED]


                                                          12/31/2002
                                                          ----------
               Markman Total
               Return Portfolio                             $11,466

               S&P 500                                      $21,310

                ------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS*

                 1 Year         5 Year         Since Inception**
                 ------         ------         -----------------
                (25.63%)        (7.42%)              1.48%
                ------------------------------------------------

Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

* The performance of the above Portfolio does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

** The Fund's inception was February 1, 1995.

                         MARKMAN TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

                                                                       MARKET
  SHARES                                                               VALUE

              MUTUAL FUNDS -- 36.4%
   281,609    Janus High-Yield Fund                                 $  2,526,033
   584,723    Northeast Investors Trust                                4,122,300
   560,930    PIMCO Emerging Markets Bond Fund - INS*                  5,188,607
   743,093    Rydex Dynamic Titan 500*                                 5,246,237
   286,861    Rydex OTC Fund - INV*                                    1,947,784
                                                                    ------------

              TOTAL MUTUAL FUNDS                                      19,030,961
                                                                    ------------

              EXCHANGE TRADED FUNDS --2.7 %
    20,000    iShares DJ US Telecom                                 $    381,200
     5,000    iShares MSCI Pacific Ex-Japan                              252,850
    10,000    iShares Russell 2000 Growth Index Fund                     398,500
     5,000    iShares Russell 2000 Index Fund*                           379,850
                                                                    ------------

              TOTAL EXCHANGE TRADED FUNDS                              1,412,400
                                                                    ------------

              COMMON STOCKS -- 14.5%
              CONSUMER DISCRETIONARY -- 6.3%
    25,000    AOL Time Warner, Inc.*                                $    327,500
    15,200    Jo-Ann Stores, Inc.*                                       349,144
    20,000    Petsmart, Inc.*                                            342,600
    25,200    Select Comfort Corporation*                                236,880
    22,516    USA Networks, Inc.*                                        516,067
    10,000    Viacom, Inc., Class A*                                     408,100
     5,000    Viacom, Inc., Class B*                                     203,800
    25,000    Walt Disney Company*                                       407,750
    10,000    Weight Watchers International*                             459,700
                                                                    ------------

                                                                       3,251,541
                                                                    ------------

              FINANCIAL -- 0.6%
    10,000    Capital One Financial Corporation*                         297,200
                                                                    ------------

                         MARKMAN TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2002

                                                                       MARKET
  SHARES                                                               VALUE

              HEALTHCARE -- 3.2%
    10,000    Amgen*                                                $    483,400
     5,000    Medtronic, Inc.*                                           228,000
    10,000    Quest Diagnostics, Inc.*                                   569,000
    25,000    Tenet Healthcare*                                          410,000
                                                                    ------------

                                                                       1,690,400
                                                                    ------------

              INDUSTRIAL -- 0.8%
    10,000    Apollo Group, Inc.*                                        440,000
                                                                    ------------

              INFORMATION TECHNOLOGY -- 3.6%
    13,000    Cerner Corporation*                                        406,380
    10,000    Dell Computer Corp.*                                       267,400
    25,000    Flextronics International Ltd.*                            204,750
    15,000    Manhattan Associates, Inc.*                                354,900
     5,000    Microsoft*                                                 258,500
    15,000    Overture Services, Inc.*                                   409,649
                                                                    ------------

                                                                       1,901,579
                                                                    ------------

              TOTAL COMMON STOCKS                                   $  7,580,720
                                                                    ------------

              MONEY MARKET FUNDS -- 15.9%
 8,333,681    5/3 Prime Money Market Fund                           $  8,333,681
                                                                    ------------

              TOTAL INVESTMENT SECURITIES
                (COST $36,569,878)-- 69.5%                          $ 36,357,762

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 30.5%          15,937,848
                                                                    ------------
              NET ASSETS-- 100.0%                                   $ 52,295,610
                                                                    ============

* Non-income producing security.

See accompanying notes to financial statements.

                         MARKMAN TOTAL RETURN PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2002

ASSETS
     Investment securities:
          At cost                                                 $  36,569,878
                                                                  =============
          At market value                                         $  36,357,762
     Cash                                                             1,127,251
     Accrued income                                                      66,138
     Receivable for securities sold                                  25,655,172
     Receivable for capital shares sold                                  26,106
     Receivable from Adviser                                            105,613
                                                                  -------------
          TOTAL ASSETS                                               63,338,042
                                                                  -------------

LIABILITIES
     Payable for securities purchased                                 9,036,200
     Payable for capital shares redeemed                              1,857,343
     Accrued reorganization expense                                     101,552
     Accrued advisory fees                                               38,760
     Payable to affiliates                                                  466
     Other accrued expenses and liabilities                               8,111
                                                                  -------------
          TOTAL LIABILITIES                                          11,042,432
                                                                  -------------

NET ASSETS                                                        $  52,295,610
                                                                  =============

NET ASSETS CONSIST OF:
Paid-in capital                                                   $ 120,751,534
Accumulated net realized losses from
     security transactions                                          (68,243,808)
Net unrealized depreciation on investments                             (212,116)
                                                                  -------------
NET ASSETS                                                        $  52,295,610
                                                                  =============

Shares of beneficial interest outstanding
     (unlimited number of, no par value)                              8,307,481
                                                                  =============

Net asset value, redemption price and
     offering price per share                                     $        6.30
                                                                  =============

See accompanying notes to financial statements.

                         MARKMAN TOTAL RETURN PORTFOLIO

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2002

INVESTMENT INCOME
     Dividends                                                    $     710,621
                                                                  -------------

EXPENSES (NOTE 3)
     Investment advisory fees                                           225,045
     Reorganization expense                                             101,552
     Trustees fees                                                        9,845
     Professional fees                                                    8,000
     Accounting services fees                                               164
     Transfer agent fees                                                    164
     Administrative services fees                                           137
     Custodian fees                                                         110
     Other expenses                                                       1,725
                                                                  -------------
          TOTAL EXPENSES                                                346,742
     Fees waived and expenses reimbursed by the Adviser                (107,849)
                                                                  -------------
          NET EXPENSES                                                  238,893
                                                                  -------------

NET INVESTMENT INCOME                                                   471,728
                                                                  -------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized loss from security transactions                    (7,586,682)
     Net change in unrealized appreciation/
          depreciation on investments                                  (927,265)
                                                                  -------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (8,513,947)
                                                                  -------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $  (8,042,219)
                                                                  =============

See accompanying notes to financial statements.

                         MARKMAN TOTAL RETURN PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               For the Year     For the Year
                                                                  Ended            Ended
                                                               December 31,     December 31,
                                                                   2002             2001
                                                               ------------     ------------
FROM OPERATIONS
     Net investment income                                     $    471,728     $  1,011,430
     Net realized losses from security transactions              (7,586,682)     (11,852,918)
     Net change in unrealized appreciation/
          depreciation on investments                              (927,265)      (4,046,545)
                                                               ------------     ------------
Net decrease in net assets from operations                       (8,042,219)     (14,888,033)
                                                               ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
       From net investment income                                  (432,877)        (982,935)
                                                               ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                    2,435,148        9,363,740
     Proceeds from shares issued in connection
          with acquisitions (Note 4)                             37,275,307               --
     Net asset value of shares issued in
          reinvestment of distributions to shareholders             424,464          967,122
     Payments for shares redeemed                               (16,910,293)     (21,486,175)
                                                               ------------     ------------
Net increase (decrease) in net assets from
     capital share transactions                                  23,224,626      (11,155,313)
                                                               ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                          14,749,530      (27,026,281)

NET ASSETS
     Beginning of year                                           37,546,080       64,572,361
                                                               ------------     ------------
     End of year                                               $ 52,295,610     $ 37,546,080
                                                               ============     ============

CAPITAL SHARE ACTIVITY
     Sold                                                           333,079        1,011,743
     Shares issued in connection with acquisitions (Note 4)       5,905,324               --
     Reinvested                                                      66,318          111,291
     Redeemed                                                    (2,317,274)      (2,333,938)
                                                               ------------     ------------
     Net increase (decrease) in shares outstanding                3,987,447       (1,210,904)
     Shares outstanding, beginning of year                        4,320,034        5,530,938
                                                               ------------     ------------
     Shares outstanding, end of year                              8,307,481        4,320,034
                                                               ============     ============

See accompanying notes to financial statements.

                         MARKMAN TOTAL RETURN PORTFOLIO

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                  Year          Year          Year          Year          Year
                                                 Ended         Ended         Ended         Ended         Ended
                                              December 31,  December 31,  December 31,  December 31,  December 31,
                                                  2002          2001          2000          1999          1998
                                              ------------  ------------  ------------  ------------  ------------

Net asset value at beginning of year            $   8.69      $  11.67      $  16.69      $  13.35      $  11.90
                                                --------      --------      --------      --------      --------

Income (loss) from investment operations:
     Net investment income                          0.18          0.24          0.11          0.31          0.12
     Net realized and unrealized gains
          (losses) on investments                  (2.40)        (2.98)        (4.35)         4.43          2.06
                                                --------      --------      --------      --------      --------
Total from investment operations                   (2.22)        (2.74)        (4.24)         4.74          2.18
                                                --------      --------      --------      --------      --------

Less distributions:
     Dividends from net investment income          (0.17)        (0.24)        (0.10)        (0.29)        (0.12)
     Distributions in excess of
          net investment income                       --            --            --            --         (0.04)
     Distributions from net realized gains            --            --         (0.68)        (1.11)        (0.57)
                                                --------      --------      --------      --------      --------
Total distributions                                (0.17)        (0.24)        (0.78)        (1.40)        (0.73)
                                                --------      --------      --------      --------      --------

Net asset value at end of year                  $   6.30      $   8.69      $  11.67      $  16.69      $  13.35
                                                ========      ========      ========      ========      ========

Total return                                      (25.63%)      (23.54%)      (25.38%)       35.49%        18.32%
                                                ========      ========      ========      ========      ========

Net assets at end of period (000s)              $ 52,296      $ 37,546      $ 64,572      $100,799      $ 83,799
                                                ========      ========      ========      ========      ========

Ratio of net expenses to average net  assets        0.96%         0.95%         0.95%         0.95%         0.95%

Ratio of net investment income
     to average net assets                          1.89%         2.32%         0.64%         1.98%         0.84%

Portfolio turnover rate                              145%(a)       162%          142%           68%          117%

(a) This calculation does not include securities acquired in the acquisitions (see Note 4).

See accompanying notes to financial statements.

                         MARKMAN TOTAL RETURN PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

1.   Significant Accounting Policies

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. As of December 31, 2002, the Trust offers one series of shares to investors, the Markman Total Return Portfolio (the Portfolio). Prior to December 30, 2002, the Markman Conservative Allocation Porfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio were series of the Trust. Effective December 30, 2002, the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio each exchanged substantially all of its net assets for shares of the Portfolio (see Note 4). The performance and accounting history of the Markman Moderate Allocation Portfolio is being assumed by the Portfolio. The average annual total returns of the Portfolio are therefore those of the Markman Moderate Allocation Portfolio for periods prior to December 30, 2002.

The Portfolio seeks maximum total return with reduced risk by investing in individual securities, open-end mutual funds, closed-end funds, and exchange traded funds. The Portfolio seeks to minimize risk through allocation among asset classes and through global diversification.

The following is a summary of the Trust's significant accounting policies:

Securities valuation -- Shares of common stocks, closed-end funds and exchange traded funds are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Shares of open-end mutual funds and money market funds in which the Portfolio invests are valued at their respective net asset values as reported by the underlying funds. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Portfolio is calculated daily by dividing the total value of assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Portfolio records distributions of short-term capital gains made by mutual funds in which the Portfolio invests as dividend income and long-term capital gains made by mutual funds in which the Portfolio invests as realized gains.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Portfolio's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Portfolio so qualifies and distributes at least 90% of its taxable net income, the Portfolio (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Portfolio's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Portfolio files a tax return annually using tax accounting methods required under provisions of the Code that may differ from accounting principles generally accepted in the United States, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Portfolio invests and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Portfolio's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for federal income tax purposes. As a result of such differences, reclassifications are made to the components of net assets to conform to accounting principles generally accepted in the United States.

The following information is computed on a tax basis as of December 31, 2002:

     Cost of portfolio investments                           $ 36,671,107
                                                             ============
     Gross unrealized appreciation on investments            $    355,553
     Gross unrealized depreciation on investments                (668,898)
                                                             ------------
     Net unrealized depreciation on investments                  (313,345)
     Capital loss carryforward                                (68,142,579)
                                                             ------------
     Accumulated deficit                                     $(68,455,924)
                                                             ============

The tax character of distributions paid by the Markman Moderate Allocation Portfolio for the period ended December 29, 2002 (prior to the acquisitions described in Note 4) and the year ended December 31, 2001 was as follows:

                                     2002              2001
                                     ----              ----
     From ordinary income          $432,877          $982,935
                                   --------          --------

As of December 31, 2002, the Portfolio had a net capital loss carryforward of $68,142,579 of which $16,482,151 will expire in 2008, $35,711,878 will expire in
2009 and $15,948,550 will expire in 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the acquisitions described in Note 4, may apply. Based on such limitations, unless the tax law changes, approximately $18,039,838 of these losses will expire unutilized.

2.   Investment Transactions

During the year ended December 31, 2002, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and securities purchased and sold in connection with the acquisitions (see Note 4), amounted to $34,569,482 and $45,662,953, respectively.

3.   Transactions with Affiliates

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT MANAGEMENT AGREEMENT - The Portfolio's investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Effective December 30, 2002, the Portfolio pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of average daily net assets of the Portfolio. The Adviser has agreed to contractually limit total annual operating expenses of the Portfolio to 1.50% of average daily net assets through December 31, 2003 and therefore, waive its advisory fee and/or reimburse other expenses of the Portfolio to maintain this operating expense ratio. For the year ended December 31, 2002, the Adviser waived fees expenses in the amount of $107,849 pursuant to this agreement. If the Portfolio's expenses fall below 1.50% within three years after the Adviser has made such a waiver/reimbursement, the Portfolio, subject to the approval of the Board of Trustees, will reimburse the Adviser up to an amount not to exceed its expense limitation. As of December 31, 2002, the Adviser may, in the future, recoup from the Portfolio fees waived and reimbursed reorganization expenses totaling $107,849.

Prior to December 30, 2002, the Portfolio paid the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the average daily net assets of the Markman Moderate Allocation Portfolio. Under this arrangement, the Adviser paid all operating expenses of the Markman Moderate Allocation Portfolio except brokerage commissions, taxes, interest, fees and expenses of independent Trustees and any extraordinary expenses.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT - Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Portfolio. IFS supervises the preparation of tax returns for the Portfolio, reports to shareholders of the Portfolio, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS also calculates the daily net asset value per share and maintains the financial books and records of the Portfolio. For the performance of these services, effective December 30, 2002, the Portfolio pays IFS a monthly base fee, an asset-based fee, and a fee based on the number of shareholder accounts. In addition, the Portfolio pays out-of-pocket expenses including, but not limited to, postage and supplies.

Prior to December 30, 2002, the Adviser paid all such fees and costs on behalf of the Markman Moderate Allocation Portfolio out of its investment management fee.

4.   Acquisitions

On December 30, 2002, the Portfolio acquired all of the net assets of the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio pursuant to a Plan of Reorganization approved by their respective shareholders on December 27, 2002. The acquisition was accomplished by a tax-free exchange of 5,905,324 shares of the Portfolio (valued at $37,275,307) for the 3,983,745 and 1,275,901 shares of Markman Aggressive Allocation Portfolio and Markman Conservative Allocation Portfolio, respectively, outstanding on December 30, 2002. Additionally, effective December 30, 2002, all shares of the Markman Moderate Allocation Portfolio, the "accounting survivor," were exchanged on a one-for-one, tax-free basis for shares of the Portfolio. Markman Aggressive Allocation Portfolio and Markman Conservative Allocation Portfolio's net assets at that date, $27,522,748 and $9,752,559, respectively, including unrealized appreciation of $1,894,987 and unrealized depreciation of $209,310, respectively, and accumulated net realized losses from security transactions of $42,445,473 and $6,241,643, respectively, were combined with those of the accounting survivor, and ultimately, the Portfolio. The aggregate net assets of the Markman Moderate Allocation Portfolio, Markman Aggressive Allocation Portfolio and Markman Conservative Allocation Portfolio immediately before the acquisition were $17,071,232, $27,522,748 and $9,752,559, respectively. The combined net assets of the Portfolio immediately following the acquisitions were $54,346,539.

Expenses  incurred by the Portfolio in connection with the acquisitions  totaled
$101,552  and  are  reflected  in  the  accompanying   financial  statements  as
reorganization expense.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (Unaudited)
On December 27, 2002, a special meeting of shareholders of the Trust was held to approve or disapprove an Agreement and Plan of Reorganization for the Markman MultiFunds Trust. The total number of shares of the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio present by proxy represented 60.045%, 69.989% and 64.743%, respectively, of the shares entitled to vote at the meeting. The Agreement and Plan of Reorganization was approved as follows:

                                            Number of Shares
                         -------------------------------------------------------
                                 For               Against            Abstain

Markman Aggressive
Allocation Portfolio          2,425,375            145,274            10,840

Markman Conservative
Allocation Portfolio            867,195             82,731             5,898

Markman Moderate
Allocation Portfolio          1,732,390            125,406            20,208

CHANGE IN INDEPENDENT AUDITOR (Unaudited)
On August 13, 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor of the Markman Multifund Trust (the Trust), and Ernst & Young LLP (Ernst & Young) was selected as the Trust's new independent auditor. The Trust's selection of Ernst & Young as independent auditor was approved by the Trust's Board of Trustees. Arthur Andersen's reports on the Trust's financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not modified or qualified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Arthur Andersen's dismissal, there were no disagreements between the Trust and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

MANAGEMENT OF THE TRUST (UNAUDITED)

Listed in the charts below is basic information regarding the Trustees and officers of the Markman MultiFund Trust (the "Trust")

                                                                                                 NUMBER OF          OTHER
                                                                                               PORTFOLIOS IN    DIRECTORSHIPS
                         POSITION(S)   TERM OF OFFICE1                                         FUND COMPLEX    HELD BY TRUSTEE
                          HELD WITH      AND LENGTH            PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OUTSIDE THE
   NAME/ADDRESS/AGE         TRUST      OF TIME SERVED             DURING LAST 5 YRS               TRUSTEE       FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE:

ROBERT J. MARKMAN2       Chairman of   Since Inception   President, Treasurer and Secretary          1               N/A
6600 France Ave. South   the Board                       of Markman Capital Management, Inc.
Suite 565                and
Edina, MN 55435          President
Age: 51


1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.
2 Mr. Markman is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment adviser to the Trust and, accordingly, as investment adviser to the Portfolio.

DISINTERESTED TRUSTEES:

                                                                                                 NUMBER OF          OTHER
                                                                                               PORTFOLIOS IN    DIRECTORSHIPS
                         POSITION(S)   TERM OF OFFICE1                                         FUND COMPLEX    HELD BY TRUSTEE
                          HELD WITH      AND LENGTH            PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OUTSIDE THE
   NAME/ADDRESS/AGE         TRUST      OF TIME SERVED             DURING LAST 5 YRS               TRUSTEE       FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------

SUSAN GALE               Trustee       Since Inception   Real Estate Advisor; Edina Realty.          1               N/A
6600 France Ave. South
Suite 565
Edina, MN 55435
Age: 50

MELINDA S. MACHONES      Trustee       Since Inception   Director of Technology and Strategy,        1               N/A
6600 France Ave. South                                   Duluth New Tribune; Self-employed
Suite 565                                                management and technology consultant;
Edina, MN 55435                                          Director of Information Technologies,
Age: 48                                                  The College of St. Scholastic.

MICHAEL J. MONAHAN       Trustee       Since Inception   President, Ecolabs Foundation.              1               N/A
6600 France Ave. South
Suite 565
Edina, MN 55435
Age: 52

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

PRINCIPAL OFFICERS:

                         POSITION(S)   TERM OF OFFICE
                          HELD WITH      AND LENGTH            PRINCIPAL OCCUPATION(S)
   NAME/ADDRESS/AGE         TRUST      OF TIME SERVED             DURING LAST 5 YRS
--------------------------------------------------------------------------------------------

Judith E. Fansler        Secretary     Since Inception   Chief Operating Officer
6600 France Ave. South                                   Markman Capital Management, Inc.
Suite 565
Edina, MN 55435
Age: 52

RICHARD W. LONDON        Treasurer     Since Inception   Chief Financial Officer
6600 France Ave. South                                   Markman Capital Management, Inc.;
Suite 565                                                Vice President and Treasurer, Markman
Edina, MN 55435                                          Securities, Inc.
Age: 59

The Statement of Additional  Information  contains additional  information about
the  Trustees  and  is  available   without   charge  upon  request  by  calling
1-800-707-2771.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
of the Markman Total Return Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Markman Total Return Portfolio (the "Fund"), a series of the Markman MultiFund Trust as of December 31, 2002, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights presented herein for each of the respective years ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated January 11, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Markman Total Return Portfolio as of December 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

Cincinnati, Ohio
February 3, 2003